EXHIBIT 10.39

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                 AMENDMENT EIGHT

                                     TO THE

                            MANAGED NETWORK AGREEMENT

                                     BETWEEN

                       SPRINT COMMUNICATIONS COMPANY L.P.

                             AND BRIDGE DATA COMPANY

THIS AMENDMENT EIGHT (BSG0001-196) is made to the Managed Network Agreement between Sprint Communications Company L.P. ("SPRINT") and Bridge Data Company ("BRIDGE") signed by BRIDGE on January 31, 1995 and by SPRINT on March 1, 1995, as amended by Amendment One signed by BRIDGE on August 22, 1995 and by SPRINT on August 23, 1995, Amendment Two signed by BRIDGE on August 11, 1995 and by SPRINT on August 16, 1995, Amendment Three signed by BRIDGE on February 22, 1996 and by SPRINT on March 1, 1996, Amendment Four signed by BRIDGE on July 22, 1996 and by SPRINT on July 29, 1996, Amendment Five signed by BRIDGE on December 4, 1996 and by SPRINT on December 5, 1996, Amendment Six signed by BRIDGE on May 23, 1997 and by SPRINT on May 23, 1997, and Amendment Seven signed by BRIDGE on August 28, 1998 and by SPRINT on September 8, 1998 (the "Agreement").

Pursuant to the Assignment and Assumption Agreement signed by BRIDGE and SAVVIS Communications Corporation ("SAVVIS") on February 3, 2000, and by SPRINT on February 4, 2000, all references to "Bridge Data Company" or "BRIDGE" are now changed, respectively, to "SAVVIS Communications Corporation" or "SAVVIS" (hereinafter "Customer"), as successor and assign to the Agreement. The following modified and added terms and conditions are made a part of the Agreement effective on the first day of the first billing month after this Amendment Eight is signed by SPRINT and Customer ("Amendment Eight Commencement Date").

SPRINT and Customer agree as follows:

1.     SECTION  2  (CONTRACT   DOCUMENTS  AND   DEFINITIONS  OF  THE  AGREEMENT,
       SUBPARAGRAPH (B) IS AMENDED BY DELETING THE DEFINITION OF "PRODUCTS AND SERVICES" AND REPLACING IT AS FOLLOWS:

       "Products and Services" means the equipment, facilities, programming software and related services provided by SPRINT to SAVVIS under this Agreement. The Products and Services include Domestic and Global Sprint Frame Relay Services, Domestic Sprint X.25 Services, Global Sprint X.25 Services, Global Sprint X.75 Services, Domestic and Global Sprint ATM Services, Domestic and Global Sprint IP Products and Services, and
       Domestic and Global Clearline Services. Products and Services do not include special access lines that may be used by SAVVIS in connection with the Products and Services.

2.     SECTION  2  (CONTRACT   DOCUMENTS  AND  DEFINITIONS)  OF  THE  AGREEMENT,
       SUBPARAGRAPH (B) IS AMENDED BY ADDING THE FOLLOWING NEW DEFINITIONS:

         "SAVVIS Company Site" means a SAVVIS or SAVVIS Affiliate Installation Site.

         "SAVVIS Customer Site" means an Installation Site for an end-user other than SAVVIS or a SAVVIS Affiliate.

         "Domestic" means the 48 continguous states of the United States and the District of Columbia for Sprint Frame Relay Products and Services, Sprint IP Products and Services, Sprint Managed Network Products and Services, SprintNet Public Data Network (X.25) Products and Services, and Sprint ATM Products and Services. Otherwise, "Domestic" and other geographic terms are defined in the applicable SPRINT tariffs.

3. SECTION 3 (TERM AND EXTENSIONS) OF THE AGREEMENT IS AMENDED BY DELETING SUBPARAGRAPH (A) AND REPLACING IT WITH THE FOLLOWING LANGUAGE:

         a) The term ("Term") of this Agreement is 60 months commencing on the Amendment Eight Commencement Date.

4. SECTION 9 (MINIMUM COMMITMENT) OF THE AGREEMENT IS DELETED IN ITS ENTIRETY AND IS REPLACED WITH THE FOLLOWING PARAGRAPHS:

         Section 9.        Minimum Commitment

         a) Customer agrees to achieve a Minimum Annual Commitment ("MAC") of [**] of Contributory Services Usage Charges during each Contract Year (defined as the 12 billing month period commencing on the Amendment Eight Commencement Date) of the Term. "Contributory Services Usage Charges" includes service usage or monthly recurring charges, as applicable, for the following Products and Services, calculated after the application of all available discounts: Domestic Sprint Frame Relay Service, Global Sprint Frame Relay Service, Domestic access lines (including monthly ACF and COC charges), Global access lines, Domestic Sprint Dedicated Access Facilities ("DAFs"), Global Sprint DAFs, Domestic Sprint IP Dedicated
                  Service, Domestic Sprint ATM Service, Global Sprint ATM Service, the total monthly circuit charges for the domestic portion of International private line circuits, and the interexchange portion of point-to-point interstate Clearline 45 and OC3 private line circuits, Sprint Real Solutions Annual and Sprint Real Solutions VPN. In the event the Team or Renewal Term, as the case may be, includes a partial Contract Year, the Customer's MAC will be prorated based upon the number of months in the partial Contract Year.

[**] CONFIDENTIAL TREATMENT REQUESTED

         b) If Customer is unable to satisfy the MAC for a Contract Year, Customer may "carry forward" up to [**] of the MAC for such Contract Year and add such amount to the MAC for the following Contract Year. If Customer is unable to satisfy the MAC, as adjusted, in the last Contract Year of this Agreement, then the last Contract Year will be extended for 3 additional months. If, at the conclusion of such extension, Customer is unable to satisfy the MAC, as adjusted, then Customer must pay SPRINT, in addition to all other charges, the difference between the MAC, as adjusted, and Customer's Contributory Services Usage Charges in the last Contract Year.

         c) If Customer terminates this Agreement or ceases to use Network Services to any material extent, Customer will pay to SPRINT the MAC divided by 12 multiplied by the number of billing months remaining in the Term. SPRINT will bill customer for such amount on its next regular invoice and such amount will be due and payable according to the payment terms contained in this Agreement.

         d) At any time during the Term, Customer may elect to increase its MAC by providing at least 30 days' written notice to SPRINT of its intent to increase its MAC. Customer may not decrease its MAC.

5. SECTION 14 (ACCESS MANAGEMENT) OF THE AGREEMENT IS DELETED IN ITS ENTIRETY AND IS REPLACED WITH THE FOLLOWING LANGUAGE:

a) Customer may select any or all of the following options regarding access management. Rates for each of these options are set forth in
         Section XIII of Attachment B.

         1) SPRINT may order and manage on Customer's behalf access services for use in connection with the Products and Services. Customer will supply SPRINT with letters of agency to permit SPRINT to act on Customer's behalf to order and manage access services. The local access provider will invoice SPRINT, and SPRINT will invoice Customer for access services; or

         2) Customer may directly order and manage access services from the local access provider; or

         3) Customer may choose SPRINT's Coordinated Vendor Billed Access ("SCVBA") service. If Customer selects this option, Customer will supply SPRINT with letters of agency to permit SPRINT to act as Customer's agent to order, test and install access service, but the access provider will bill Customer directly.

b) With SPRINT's prior written approval, SPRINT will permit SAVVIS to have Customer-provided access to Customer Equipment that is collocated in a SPRINT facility. Upon SPRINT's approval, SPRINT will provide a Letter of Agency ("LOA") and a Connecting Facility Assignment ("CFA") to permit an access provider to use common entrance facilities into the SPRINT facility. Approval is subject to the availability of bandwidth at the common entrance facility. The access provider must provide a Design Layout Record ("DLR") to build the access circuit to the SPRINT facility. SPRINT will be responsible for installing the cabling from the POP crossconnect switch to Customer's Equipment.

[**] CONFIDENTIAL TREATMENT REQUESTED

c) SPRINT will use due care to (i) monitor, direct, and supervise the performance of all local access providers it orders access from and manages on Customer's behalf (including conducting fault isolation);
         (ii) enforce any warranties and other assurances of performance SPRINT has from such access providers; or (iii) report promptly to Customer any actual or threatened failure of performance by such access providers that does or could reasonably be expected to materially and adversely affect SPRINT's ability to provide any Product or Service in conformity with the requirements of this Agreement.

6. SECTION 22 (ASSIGNMENT) OF THE AGREEMENT IS DELETED IN ITS ENTIRETY AND IS REPLACED WITH THE FOLLOWING LANGUAGE:

         Section 22.       Assignment

         Either party may assign or delegate its rights or obligations under this Agreement, without the consent of the other party, to an entity that acquires all or substantially all of that party's assets. In addition, Sprint has the right to assign the IP Services portion of this Agreement to a third party provided that such third party accepts the obligation to meet or exceed the IP Services performance level requirements set forth in this Agreement. In the event Sprint divests its IP Services Business unit during the Term and such divestiture directly affects any or all of the IP Services being purchased by Customer under this Agreement, Sprint will waive that portion of Customer's Shortfall Liability, if any, caused directly by such divestiture.

         Except as provided above, neither party will assign or delegate its rights or obligations under this Agreement to any person, corporation, or other entity without the prior written consent of the other party. Neither party will unreasonably withhold consent.

7.       THE AGREEMENT IS AMENDED BY ADDING A NEW SECTION 36 AS FOLLOWS:

         36.      Preferred ATM Provider -

                  SPRINT  must  be   Customer's   Preferred   Telecommunications
                  Services Provider for at least [**] of its domestic ATM services.

8. ATTACHMENT B, DOMESTIC PRICING, SECTION III (MAINTENANCE) OF THE AGREEMENT IS AMENDED BY DELETING ALL OF THE FOLLOWING LANGUAGE:

         Ascend Pipeline 75*        Next Day                   [**] each/month
                                    Repair/Return

         Ascend Pipeline 85*        Next Day                   [**] each/month
                                    Repair/Return

         *The maintenance price for the Ascend Pipeline 75 and Ascend Pipeline 85 includes maintenance for two modems.

9. ATTACHMENT B, DOMESTIC PRICING, SECTION III (MAINTENANCE) OF THE AGREEMENT IS AMENDED BY DELETING "BAY NETWORK ROUTERS (1)(4)" IN THE FIRST LINE OF THE FIRST TABLE AND REPLACING IT AS FOLLOWS:

[**] CONFIDENTIAL TREATMENT REQUESTED

         Bay Networks Routers (1)(4)
         Bay Networks ARN Router
         SA 50
         SA 100
         Cisco 26XX
         The Pipeline family

10. ATTACHMENT B, DOMESTIC PRICING, SECTION III (MAINTENANCE) IS AMENDED BY DELETING THE PRICE OF "1% OF LIST/MO" IN THE FIRST LINE OF THE FIRST TABLE AND REPLACING IT WITH THE FOLLOWING TABLE:

         -----------------------------------------------------------------------

                                              Per Maintenance Call

         Contract Year               First 5 Hours              Each Add'l Hour
         -----------------------------------------------------------------------
                    2000                  [**]                        [**]
         -----------------------------------------------------------------------
                    2001                  [**]                        [**]
         -----------------------------------------------------------------------
                    2002                  [**]                        [**]
         -----------------------------------------------------------------------
                    2003                  [**]                        [**]
         -----------------------------------------------------------------------
                    2004                  [**]                        [**]
         -----------------------------------------------------------------------

11. ATTACHMENT B, DOMESTIC PRICING, SECTION III (MAINTENANCE), IS AMENDED BY ADDING THE FOLLOWING AS NOTE 7.):

         7.) Customer will be charged a $3.00 Monthly Recurring Charge ("MRC") per router for software upgrades.

12. ATTACHMENT B, DOMESTIC PRICING, SECTION VI (FRAME RELAY), SUBSECTION A (ACCESS), INCLUDING OPTION 1, OPTION 2 AND HOST ACCESS, IS DELETED IN ITS ENTIRETY.

13. ATTACHMENT B, DOMESTIC PRICING, SECTION VI (FRAME RELAY), SUBSECTION B (ACCESS CHANNELS), NOTE 3 UNDER PORTS AND PVCS (1) IS DELETED AND REPLACED AS FOLLOWS:

            3.) SPRINT will charge Customer a monthly recurring charge ("MRC") in the applicable amount from the table below for each remote Domestic Sprint Frame Relay port connected to a distribution router (excludes access).

                          Port Bandwith               Monthly Recurring Charge
                          -------------               ------------------------
                               56 Kbps                     [**]
                              128 Kbps                     [**]
                              256 Kbps                     [**]
                              512 Kbps                     [**]
                              768 Kbps                     [**]
                             1536 Kbps                     [**]




[**] CONFIDENTIAL TREATMENT REQUESTED

14. ATTACHMENT B, DOMESTIC PRICING, SECTION VI (FRAME RELAY), SUBSECTION B (ACCESS CHANNELS) IS AMENDED BY ADDING A NEW "NOTE 4" FOLLOWING "PORTS AND PVCS (1)" AS FOLLOWS:

         4.) SPRINT will charge Customer a monthly recurring charge in the applicable amount from the table below for each Domestic Sprint Enhanced (High Speed) Frame Relay (HSFR) remote Domestic port connected to a distribution router (excludes access):

                          Port Bandwith               Monthly Recurring Charge
                          -------------               ------------------------
                                3 Mbps                      [**]
                                6 Mbps                      [**]
                                9 Mbps                      [**]
                               12 Mbps                      [**]
                               45 Mbps                      [**]

15. ATTACHMENT B, DOMESTIC PRICING, SECTION VI (FRAME RELAY), SUBSECTION B (ACCESS CHANNELS) IS AMENDED BY ADDING A NEW "NOTE 5" UNDER "PORTS AND PVCS (1)" AS FOLLOWS:

         5.) HSFR ports are subject to SPRINT's approval and are only available on SPRINT's PSN2 network with the 48 contiguous states of the United States and the District of Columbia. HSFR allows a customer to burst above T1 bandwidth between two HSFR sites. HSFR PVCs are only offered with LAN service and require a minimum CIR based on the lower of the two access bandwidths between two HSFR ports. Customer must order a minimum PVC CIR based on the following table:

                  --------------------------------------------------------------
                  Lower of the two access         Minimum PVC CIR
                  bandwiths

                  --------------------------------------------------------------
                        3 Mbps                    1.5 Mbps (1,536k) CIR
                  --------------------------------------------------------------
                        6 Mbps                    2.0 Mbps (2,048k) CIR
                  --------------------------------------------------------------
                        9 Mbps                    3.0 Mbps (3,072k) CIR
                  --------------------------------------------------------------
                       12 Mbps                    4.0 Mbps (4,096k) CIR
                  --------------------------------------------------------------
                           DS3                    4.0 Mbps (4,096k) CIR
                  --------------------------------------------------------------

16.      ATTACHMENT B, DOMESTIC PRICING, SECTION VI (FRAME RELAY),  SUBSECTION C
         (PVC)  (AS  AMENDED  IN   AMENDMENT   SEVEN)  IS  AMENDED  BY  DELETING
         SUBPARAGRAPH (B) IN ITS ENTIRETY AND REPLACING IT AS FOLLOWS:

         C.       PVC

         1.) Domestic Sprint Frame Relay Burst Express (zero CIR) PVCs. SPRINT will charge Customer a [**] fixed monthly recurring charge for each Domestic Sprint Frame Relay Service Burst Express (zero CIR) PVC installed or in service during the Term. Customer is not eligible for standard Tariff Term/Volume or Order term Discounts.

[**] CONFIDENTIAL TREATMENT REQUESTED

         2.) Domestic Sprint Enhanced (High-Speed) Frame Relay (zero CIR) PVCs. SPRINT will charge Customer a [**] fixed monthly recurring charge for each Domestic Sprint Enhanced (High Speed) Frame Relay (zero CIR) PVC installed or in service during the Term. Customer is not eligible for standard Tariff Term/Volume or Order term Discounts.

         3.)      Domestic  Sprint Frame Relay Burst Express Plus (Reserved CIR)
                  PVCs.

                  SPRINT will charge Customer a fixed monthly recurring charge ("MRC") in the applicable amount from the table below for each Domestic Sprint Frame Relay Burst Express Plus (Reserved CIR) PVC installed or in service during the Term.

                           PVC Bandwidth                          MRC

                                    16Kbps                        [**]
                                    32Kbps                        [**]
                                  38.4Kbps                        [**]
                                    64Kbps                        [**]
                                   128Kbps                        [**]
                                   192Kbps                        [**]
                                   256Kbps                        [**]
                                   320Kbps                        [**]
                                   384Kbps                        [**]
                                   448Kbps                        [**]
                                   512Kbps                        [**]
                                   576Kbps                        [**]
                                   640Kbps                        [**]
                                   704Kbps                        [**]
                                   768Kbps                        [**]
                                   832Kbps                        [**]
                                   896Kbps                        [**]
                                   960Kbps                        [**]
                                  1024Kbps                        [**]

         4.)      Domestic  Sprint  Enhanced  Frame Relay (PSN2)  (Reserved CIR)
                  PVCs

                  SPRINT will charge Customer a fixed monthly recurring charge in the applicable amount from the table below for each Domestic Sprint Enhanced Frame Relay (Reserved CIR) PVCs installed or in service on SPRINT's PSN2 network during the term.

[**] CONFIDENTIAL TREATMENT REQUESTED

                PVC Bandwith                                            MRC
                ------------                                            ---
                   1.5 Mbps CIR w/
                     3.0 Mbps PVC                                       [**]

                   2.0 Mbps CIR w/
                     6.0 Mbps PVC                                       [**]

                   3.0 Mbps CIR w/
                     9.0 Mbps PVC                                       [**]

                    4.0 Mbps CIR w/
                      12.0 Mbps PVC                                     [**]




17. ATTACHMENT B, DOMESTIC PRICING, SECTION X (ATM SERVICES) IS DELETED IN ITS ENTIRETY AND REPLACED AS FOLLOWS:

         X.       DOMESTIC SPRINT ATM SERVICES

         1.) Pricing Components for Domestic SPRINT ATM Services. Domestic Sprint ATM Services are a high bandwidth fast packet switching technology based on fixed length cells of 53 bytes. The following are the primary pricing components of the standard SPRINT Domestic ATM Services offerings.

                  a) Local Access Facilities - Local access facilities means the physical telco or leased line connecting customer's premise to the Sprint ATM network. Local access facilities compatible with Sprint ATM Service include T1, T3, OC3c, and OC12. Either SPRINT or customer may provide the local access facilities. Charges for SPRINT-provided local access facilities include local access line charges, Access Coordination Fees ("ACF"), and Central Office Connection ("COC") fees. Charges for customer-provided local access facilities include COC and Entrance Facility Charges ("EFC"). SPRINT will charge customer a non-recurring charge and a monthly recurring charge.

                  b) Port - Port means the physical entrance to the Sprint ATM network. SPRINT will charge customer a one-time installation charge and a fixed monthly recurring charge for each ATM port. Sprint ATM Service port bandwidths include SPRINT DS1, NxDS1, DS3, and OC3.

                  c) Permanent Virtual Circuit ("PVC") - PVC means the pre-established logical connection between two ATM ports for information transfer. Sprint ATM PVCs carry traffic in one direction. The three PVC service categories are:

                           1. Constant Bit Rate ("CBR") PVCs are for steady traffic that is sensitive to delay variation. For each CBR PVC, customer will select the PVC's Peak Cell Rate ("PCR") to define the maximum rate at which user traffic will be allowed to traverse the Sprint ATM network.

[**] CONFIDENTIAL TREATMENT REQUESTED

                           2. Variable Bit Rate, Non-Real Time ("VBR-nrt") PVCs are for "bursty" data traffic that is insensitive to small delay variation. For each VBR-nrt PVC, customer will select the PVC's PCR to define the maximum rate at
                                    which  user   traffic  will  be  allowed  to
                                    traverse the Sprint ATM network, and the PVC's Sustainable Cell Rate ("SCR"). SCR means the average rate of an end-to-end connection measured over a defined interval.

                           3. Unspecified Bit Rate ("UBR") PVCs are for data traffic that is not sensitive to delay variation. For UBR PVCs, a specific PCR and SCR are not assigned and cells may be transmitted up to the port bandwidth, if it is available. UBR PVCs are subject to availability.

                           PCR and SCR, where applicable, are available in increments of 64 Kbps and 1 Mbps. Customer may order multiple one-way PVCs per port, each with different PCR and SCR, subject to the port's allowable bandwidth. The total PCRs associated with VBR-nrt PVCs will not exceed [**] of the Sprint ATM port bandwidth, and the total SCRs associated with VBR-nrt PVCs will not exceed [**] of the Sprint ATM port bandwidth. For all PVCs' service categories, SPRINT will charge customer a one time PVC establishment charge per PVC and PVC monthly recurring charges. Monthly recurring PVC charges include either Usage Charges based on the delivered traffic per month or fixed monthly recurring charges based on the PVC's PCR or SCR and service category.

                  d) Switched Virtual Circuit ("SVC"). SPRINT offers UBR SVC service. For SVCs, SPRINT charges a usage charge per SVC based on the delivered traffic per megacell per month. With SVC service, the calling party is charged for the SVC usage originating from both the calling party and the called party. There is not a non-recurring establishment charge for SVCs.

                  e)       Gateway and Service Interworking Charges.


                           1. Domestic Sprint ATM to Domestic Sprint Frame Relay Service Interworking. Domestic Sprint ATM to Domestic Sprint Frame Relay Service Interworking allows a customer's Domestic Sprint ATM Service to communicate with its Domestic Sprint Frame Relay Service. Domestic Sprint ATM to Domestic Sprint Frame Relay Service Interworking PVCs carry traffic in both directions. SPRINT will charge Customer a one-time and a monthly recurring charge, based on the PVC's Peak Cell Rate ("PCR"). Additional charges apply for the Domestic Sprint Frame Relay to Domestic Sprint ATM Service Interworking PVCs.

[**] CONFIDENTIAL TREATMENT REQUESTED

                           2. Domestic Sprint ATM to Internet Gateway Service. Domestic Sprint ATM to Internet Gateway Service provides Domestic Sprint ATM customers with access to the Internet without investing in additional equipment or technology. Customer may have at most one Gateway PVC. Internet Service Providers ("ISPs") may not purchase Gateway services. SPRINT will charge Customer a one-time and a monthly recurring charge for the Gateway service.

                  f) Customer Premise Equipment ("CPE") - Certain CPE may be used with Sprint ATM Services. Customer may purchase (at a one-time price) or rent (at a monthly recurring rental charge) CPE from SPRINT with a SPRINT CPE Order form. SPRINT must certify customer-provided CPE. SPRINT will charge customer a one-time installation charge for CPE installed by SPRINT.

                  g) Usage Charges - Usage Charges are the variable recurring charges for use of SPRINT's interexchange communications network, determined by customer's amount of telecommunications services used. Unless expressly stated in this Agreement, Usage Charges do not include taxes, interest, surcharges, access line charges, access facilities charges, other charges associated with access, fixed recurring charges, feature charges, operator services charges, directory assistance charges, installation charges, account charges, set up fees, report charges, and other non-recurring charges.

         2.) Domestic Sprint ATM Pricing. Customer will comply with SPRINT Terms and Conditions for Sprint ATM Services (incorporated into this Agreement). SPRINT will charge Customer the following for these Services:

                  a)       Domestic ATM Port Pricing.


                           1. SPRINT will charge Customer a fixed installation charge (non-recurring) and a fixed monthly recurring charge ("MRC") in the applicable amount from the table below for each Domestic Sprint ATM port installed or in service during the Term. Orders for all DS3, OC3 and OC12 Sprint ATM ports are subject to availability and will be accepted at SPRINT's discretion.

                    ------------------------------------------------------------
                    Port Bandwidth       MRC               Non-Recurring
                                                        Installation Charge
                    DS3                  [**]                [**] - waived
                    ------------------------------------------------------------
                    OC3                  [**]                [**] - waived
                    ------------------------------------------------------------
                    OC12                 [**]                [**] - waived
                    ------------------------------------------------------------

[**] CONFIDENTIAL TREATMENT REQUESTED

                  b)       Domestic ATM PVC Pricing.


                           1. CBR PVCs. SPRINT will charge Customer a [**] fixed monthly recurring charge for each one-way Domestic Sprint ATM CBR PVC. For PVCs with Sustained Cell Rate ("SCR") less than 1 Mbps, SPRINT will charge Customer in 64 Kbps increments. For PVCs with a total SCR greater than or equal to 3 Mbps, SPRINT will charge Customer in 1 Mbps increments.

                           2. VBR and UBR PVCs. Rates for VBR and UBR PVCs will be quoted on an individual case basis.


                           3. ATM PVCs are not eligible for volume or Order term discounts.

                  c) Installation Waivers. SPRINT will waive the following installation charges:


                           1.       [**]   of    Domestic    Sprint   ATM   port
                                    installation (non-recurring) charges.

                           2. [**] of Domestic Sprint ATM PVC installation (non-recurring) charges on PVCs installed during the Term.

18. ATTACHMENT B, DOMESTIC PRICING, IS AMENDED BY ADDING A NEW SECTION XI (DOMESTIC SPRINT IP SERVICES) AS FOLLOWS:

         XI. DOMESTIC SPRINT IP SERVICES

         1.) Pricing Components for Domestic Sprint IP Services. Domestic Sprint IP Services consist of Internet (public) and Intranet (corporate LAN) network access to allow remote users to dial-in (via local or toll-free access) for access to hosts or other resources available on these networks. The following are the primary price components of the standard Domestic Sprint IP Services offerings.

                  a) Dial Access Charges - SPRINT will charge Customer a Usage Charge per remote user per hour for either local or toll free dial access. The hourly rates cover access at any time from any available city. Dial access Usage Charges do not include local telephone message and toll charges.

[**] CONFIDENTIAL TREATMENT REQUESTED

                  b) Sprint IP Dedicated Port Charges - SPRINT will charge Customer a one-time installation charge and monthly recurring charges per Sprint IP Dedicated port for:
                           (a) local access facilities (per SPRINT FCC Tariff No. 8), (b) the Sprint IP Dedicated port and (c) Customer Premise Equipment ("CPE") required for each Sprint IP Dedicated port. The following access methods are available for Sprint IP Dedicated ports:
                           (a) Fractional DS1 (FSD1) for port bandwidths between 56 Kbps and 768 Kbps; (b) DS1 for a port bandwidth of 1536 Kbps; (c) NxT1 Inverse Multiplexer (IMUX) for port bandwidths between 3 Mbps and 6 Mbps; (d) NxT1 Multi-Megabit (MMb) for port bandwidths between 3 Mbps and 9 Mbps; (e) Fractional DS3 (FDS3) for port bandwidths between 6 Mbps and 34 Mbps; (f) DS3 for a port bandwidth of 45 Mbps; (g) OC3 for a port bandwidth of 155 Mbps; and (h) OC12 for a port bandwidth of 622 Mbps. Orders for MMb, FDS3, DS3, OC3, and OC12 Sprint IP Dedicated ports will be accepted at SPRINT's discretion.

                  c) User ID Charges - SPRINT will charge Customer a monthly charge per user ID for assignment and administration of the Customer-managed user IDs with fixed addressing or SPRINT-managed user Ids. SPRINT may charge Customer a monthly charge per user ID for Customer-managed user IDs with dynamic addressing subject to Customer's specific pricing structure.

                  d)       CPE  -  Certain  CPE  may  be  used  with  SPRINT  IP
                           Services. Customer may purchase (as a one-time purchase price) or rent (at a monthly recurring rental charge) CPE from SPRINT with a SPRINT CPE order form. SPRINT must certify Customer-provided CPE. SPRINT will charge customer a one-time installation charge for CPE installed by SPRINT.

                  e) Sprint Frame Relay and Sprint ATM Gateway Charges - Sprint, at customer's request, will provide to Domestic Sprint IP Dedicated service customer Sprint Frame Relay to IP Dedicated gateway service and Sprint ATM to IP Dedicated gateway service. Sprint will charge customer a one-time installation charge and a monthly charge for each gateway PVC and gateway port.

                  f) Usage Charge(s) - Usage Charges are the variable recurring charges for use of SPRINT's interexchange communications network, determined by customer's amount of telecommunications services used. Unless expressly stated in this Agreement, Usage Charges do not include taxes, interest, surcharges, access line charges, access facilities charges, other charges associated with access, fixed recurring charges, feature charges, operator services charges, directory assistance charges, installation charges, account charges, set up fees, report charges, and other non-recurring charges.

                  g) Internet Service Providers ("ISPs") - If Customer is or becomes an ISP, additional terms and conditions will apply.

         2.) Domestic Sprint IP Dedicated Pricing. Customer will comply with SPRINT's Standard Terms and Conditions for Domestic SPRINT IP Services (incorporated into this Agreement). SPRINT will charge Customer the following for these Services:

                  a)       IP Dedicated Port Pricing.


                  1.       DS3 (45 Mbps) Ports.

                           i) Except as provided in subsection ii) below, SPRINT will charge Customer an [**] fixed monthly recurring charge and a [**] fixed non-recurring installation charge for each 45 Mbps Domestic Sprint IP Dedicated port with an individual Order term of 24 months or longer installed during the Term.

                           ii) If Customer orders and installs at least eighteen (18) 45 Mbps Domestic Sprint IP Dedicated Ports with individual Order terms of 24 months or longer, SPRINT will charge Customer an [**] fixed monthly recurring charge and a [**] fixed non-recurring installation charge for each 45 Mbps Domestic Sprint IP Dedicated Port with an individual Order term of 24 months or longer installed during the Term.

                  2.       OC3 (155 Mbps) Transit Ports.

                           i) SPRINT will charge Customer a [**] fixed monthly recurring charge with no fixed non-recurring installation charge for each of the first four (4) OC3 Sprint IP Dedicated Transit ports with an individual Order term of 24 months or longer installed during the Term.

                           ii) Beginning with the fifth OC3 Sprint IP Dedicated Transit port installed during the Term, SPRINT will charge a [**] fixed monthly recurring charge with no fixed non-recurring installation charge for each OC3 Sprint IP Dedicated Transit port with an individual Order term of 24 months or longer installed during the Term.

                  3.       OC3 (155 Mbps) Non-transit Ports.


                           i) SPRINT will charge Customer a [**] fixed monthly recurring charge with no fixed non-recurring installation charge for each of the first four (4) OC3 (155 Mbps) Non-Transit ports with an individual Order term of 24 months or longer installed during the Term.

[**] CONFIDENTIAL TREATMENT REQUESTED

                           ii) Beginning with the fifth OC3 Sprint IP Dedicated Non-transit port, SPRINT will charge a [**] fixed monthly recurring charge with no fixed non-recurring installation charge for each OC3 Sprint IP Dedicated Non-Transit port with an individual Order term of 24 months or longer installed during the Term.

                  4.       OC12 (622 Mbps) Transit Ports - Flat Rated Ports.

                           i) SPRINT will charge Customer a [**] fixed monthly recurring charge with no fixed non-recurring installation charge for each of the first five (5) OC12 Sprint IP Dedicated Transit ports with an individual Order term of 24 months or longer installed during the term.

                           ii) Beginning with the sixth OC12 (622 Mbps) Sprint IP Dedicated Transit port installed during the Term, SPRINT will charge Customer a [**] fixed monthly recurring charge with no fixed non-recurring installation charge for each OC12 Sprint IP Dedicated Transit port with an individual Order term of 24 months or longer installed during the term.

                           iii) Beginning with the eleventh OC12 (622 Mbps) Sprint IP Dedicated Transit port installed during the Term, SPRINT will charge Customer a [**] fixed monthly recurring charge with no fixed non-recurring installation charge for each OC12 Sprint IP Dedicated Transit port with an individual Order term of 24 months or longer installed during the term.

                  5.       OC12 (622 Mbps) Transit Ports - Burstable Ports.

                           i) SPRINT will charge Customer a fixed monthly recurring charge with no fixed non-recurring installation charge based upon the table below for each of the Sprint IP Dedicated Transit Burstable ports with an individual Order term of 24 months or longer installed during the term.

                  ----------------------------------------------------------------------------------------
                         Bandwidth            Percentage
                           Tiers                 Tiers           Ports 1 - 5     Ports 6 - 10    Ports 11+
                  ----------------------------------------------------------------------------------------
                             0.00 - 155.00         [**]            [**]           [**]             [**]
                  ----------------------------------------------------------------------------------------
                          155.021 - 310.00         [**]            [**]           [**]             [**]
                  ----------------------------------------------------------------------------------------
                           310.01 - 465.00         [**]            [**]           [**]             [**]
                  ----------------------------------------------------------------------------------------
                           465.01 - 622.00         [**]            [**]           [**]             [**]
                  ----------------------------------------------------------------------------------------


                           Customer  may  convert   from  a  burstable   pricing
                           structure to a fixed rate pricing structure (or vice-versa), one time during a port's order term.

[**] CONFIDENTIAL TREATMENT REQUESTED

                  6. As Customer installs a sufficient quantity of Sprint IP Dedicated ports to qualify for lower pricing under Subsections XI.2.)a)1 through XI.2)a)5 above, Sprint will proactively apply the adjusted rates to the existing Sprint IP Dedicated Transit or Non-transit ports that qualify for such pricing. The new rates will be effective on the 1st day of the 1st billing month after installation has been completed.

                  7. Orders for all IMUX, FDS3, 45Mbps, OC3 (155 Mbps), OC12 (622 Mbps) or greater bandwidth Sprint IP Dedicated ports will be accepted at SPRINT's sole discretion.

                  8. The monthly recurring charges above do not include charges for Local Access Facilities, CPE or other rates and charges described in the Agreement. Charges for Local Access Facilities are set forth in Attachment B, Section XIII of the Agreement.

                  9. Customer is not eligible to receive standard Order term discounts.

19. ATTACHMENT B, DOMESTIC PRICING, IS AMENDED BY ADDING A NEW SECTION XII (DOMESTIC CLEARLINE AND OC3C PRIVATE LINE SERVICES) AS FOLLOWS:

       XII. DOMESTIC CLEARLINE AND OC3C PRIVATE LINE SERVICES. - SPRINT WILL CHARGE CUSTOMER THE FOLLOWING FOR THESE SERVICES.

                  1.) Clearline DDS, Fractional Clearline 1.5, Clearline 1.5, Clearline 45.


                           a) Clearline DDS, Fractional Clearline 1.5. SPRINT will charge Customer a fixed monthly recurring charge ("MRC") per circuit and per IXC circuit mile in the applicable amount from the table below, for the interexchange portion of point-to-point interstate Clearline DDS, Fractional Clearline 1.5, Clearline 1.5 bandwidth private line circuits installed or in service during the Term.


                          ----------------------------------------------------------------------------------
                          Circuit           MRC per             MRC per                Minimum
                          Bandwidth         circuit             IXC circuit mile       Charge
                          ----------------------------------------------------------------------------------

                          56 Kbps           [**]                [**]                   -
                          ----------------------------------------------------------------------------------

                          512 Kbps          [**]                [**]                   -
                          ----------------------------------------------------------------------------------

                          T1                [**]                [**]                   [**]
                          ----------------------------------------------------------------------------------

                           b) Clearline 45. SPRINT will charge customer a fixed monthly recurring charge ("MRC") per circuit and per IXC circuit mile in the applicable amount from the table below, for the interexchange portion of point-to-point interstate Clearline 45 private line circuits installed or in service during the Term.

c
                          ----------------------------------------------------------------------------------
                          Circuit           MRC per             MRC per                Minimum
                          Bandwidth         circuit             IXC circuit mile       Charge
                          ----------------------------------------------------------------------------------
                          DS3               [**]                [**]                   [**]
                          ----------------------------------------------------------------------------------
                          OC3               [**]                [**]                   [**]
                          ----------------------------------------------------------------------------------

[**] CONFIDENTIAL TREATMENT REQUESTED

                           c) Orders for Clearline 45 (DS3) and OC3 private lines will be accepted in SPRINT's sole discretion, subject to capacity availability.

                           d)       Non-recurring  installation  charges  do not
                                    apply  for  the  interexchange   portion  of
                                    Customer's Clearline private line circuits.

                           e)       No other discounts apply.

                  2.)      IXC Private Line Backhaul Waivers.


                           a) OC3c Backhaul Waiver for SAVVIS's Telerate locations. For SAVVIS's Telerate locations described in columns (2) and (3) of the table below, SPRINT will waive the monthly recurring charge for one OC3c IXC private line backhaul from SPRINT's POP serving the applicable Telerate location to the closest SPRINT/SAVVIS collocated equipment site listed in column (1) of the table below.

                  ---------------------------------------------------------------------------------------------------
                  (1)                      (2)                    (3)                      (4)
                  SPRINT/SAVVIS            Telerate Location      Telerate Address         Number of SPRINT IXC
                  Collocation Site                                                         Backhaul Miles from
                                                                                           SPRINT's POP for the
                                                                                           Telerate locations in
                                                                                           (2) and (3) to the site
                                                                                           in (1)
                  ---------------------------------------------------------------------------------------------------
                  Atlanta, GA              SAVVIS/Atlanta, GA     3340 Peachtree Rd. NE    0
                                                                  2nd Floor
                                                                  Atlanta, GA  30326
                  ---------------------------------------------------------------------------------------------------
                  Boston, MA               SAVVIS/Boston, MA      99 Summer Street, 12th   0
                                                                  Floor
                                                                  Boston, MA  02110
                  ---------------------------------------------------------------------------------------------------
                  New York, NY             SAVVIS/New York, NY    1 State Street           0
                                                                  New York, NY  10004
                  ---------------------------------------------------------------------------------------------------
                  Cheyenne, WY             SAVVIS/Denver, CO      999 18th St., Suite 215  95
                                                                  North Tower
                                                                  Denver, CO  80202
                  ---------------------------------------------------------------------------------------------------
                  Chicago, IL              SAVVIS/Chicago, IL     10 South LaSalle         0
                                                                  Street,
                                                                  24th Fl.
                                                                  Chicago, IL  60603
                  ---------------------------------------------------------------------------------------------------
                  Ft. Worth, TX            SAVVIS/Dallas, TX      600 N. Pearl Street      31
                                                                  8th Fl.
                                                                  Dallas, TX  75201
                  ---------------------------------------------------------------------------------------------------
                  Orlando, FL              SAVVIS/Miami, FL       First Union Financial    199
                                                                  200 South Biscayne
                                                                  Blvd.
                                                                  Ste. 950
                                                                  Miami, FL  33024
                  ---------------------------------------------------------------------------------------------------
                  Oroville, CA             SAVVIS/San             444 Market St. 13th Fl.  129
                                           Francisco, CA          San Francisco, CA
                                                                  94111
                  ---------------------------------------------------------------------------------------------------
                  Relay, MD                SAVVIS/Washington DC   1411 K Street NW         36
                                                                  Washington, DC  20036
                  ---------------------------------------------------------------------------------------------------
                  Rialto, CA               SAVVIS/Los Angeles,    515 South Flower, 10th   51
                                           CA                     Fl
                                                                  Los Angeles, CA  90071
                  ---------------------------------------------------------------------------------------------------
                  St. Paul, MN             SAVVIS/Minneapolis,    511 11th Avenue          11
                                           MN                     Minneapolis, MN  55415
                  ---------------------------------------------------------------------------------------------------



                           b) DS3 Backhaul Waiver for Customer's SAVVIS Locations. For Customer's SAVVIS locations described in columns (2) and (3) of the table below, SPRINT will waive the monthly recurring charge for one Clearline DS3 IXC private line backhaul from SPRINT's POP serving the applicable SAVVIS location to the closest SPRINT/SAVVIS collocated equipment site described in column (1) of the table below.


                ---------------------------------------------------------------------------------------------------
                 (1)                       (2)                    (3)                      (4)
                 SPRINT/SAVVIS             SAVVIS Location        SAVVIS Address           Number of SPRINT IXC
                 Collocation Site                                                          Backhaul Miles from
                                                                                           SPRINT's POP for the
                                                                                           SAVVIS locations in (2)
                                                                                           and (3) to the site in
                                                                                           (1)
                ---------------------------------------------------------------------------------------------------
                 Atlanta, GA               SAVVIS/Atlanta, GA     55 Marietta              0
                                                                  19th Floor
                                                                  Atlanta, GA  30303
                ---------------------------------------------------------------------------------------------------
                 Boston, MA                SAVVIS/Boston, MA      230 Congress             0
                                                                  Boston, MA
                ---------------------------------------------------------------------------------------------------
                 Chicago, IL               SAVVIS/Chicago, IL     600 S. Federal           5
                                                                  Suite 400
                                                                  Chicago, IL  60607
                ---------------------------------------------------------------------------------------------------
                 Ft. Worth, TX             SAVVIS/Dallas, TX      13601 Preston Road       41
                                                                  Bldg. A
                                                                  Cage E3
                                                                  Dallas, TX  75240
                ---------------------------------------------------------------------------------------------------
                 Satsuma, TX               SAVVIS/Houston, TX     1301 Fannin Street       21
                                                                  Suite 1290
                                                                  Houston, TX  77002
                ---------------------------------------------------------------------------------------------------
                 Rialto, CA                SAVVIS/Los Angeles,    700 S. Flower Street     51
                                           CA                     3rd Floor
                                                                  Los Angeles, CA  90017
                 ---------------------------------------------------------------------------------------------------
                 New York, NY              SAVVIS/New York, NY    67 Broad Street          0
                                                                  8th Floor
                                                                  New York, NY  10004
                 ---------------------------------------------------------------------------------------------------
                 Oroville, CA              SAVVIS/Santa Clara,    S. Bay                   153
                                           CA                     3450 Garrett Drive
                                                                  Santa Clara, CA  95054
                 ---------------------------------------------------------------------------------------------------
                 Seattle, WA               SAVVIS/Seattle, WA     2001 6th Ave., Ste.      0
                                                                  2700
                                                                  27th Floor, Seattle,
                                                                  WA  98121
                 ---------------------------------------------------------------------------------------------------
                 Relay, MD                 SAVVIS/Washington DC   1331 F Street NW, 2nd    36
                                                                  Floor
                                                                  Washington, DC 20004
                 ---------------------------------------------------------------------------------------------------


         c) Backhaul Waiver Eligibility. If the SPRINT POP at the SPRINT/SAVVIS collocation site specified in one of the tables above serves both a Telerate location listed in subsection XII.2.)a) and a SAVVIS location listed in subsection XII.2.)b), then SPRINT will waive the monthly recurring charge for one OC3 backhaul private line and one DS3 backhaul private line, regardless which location (Telerate or SAVVIS) is connected to the DS3 or OC3 backhaul private line.

20. ATTACHMENT B, DOMESTIC PRICING, IS AMENDED BY ADDING A NEW SECTION XIII (DOMESTIC LOCAL ACCESS FACILITIES) AS FOLLOWS:

         XIII.    DOMESTIC LOCAL ACCESS FACILITIES.

                  1.) General. The pricing for Domestic Local Access Facilities is provided in this Section under two different arrangements: SPRINT-Provided Access ("SPA") or Customer Provided Access ("CPA"). Each pricing arrangement is sub-divided into several options depending on whether the end location requesting the Domestic Local Access Facilities is a SAVVIS Company Site or a SAVIS Customer Site (as defined in Section 2(b) above).

                  2.)      SPRINT-Provided Access ("SPA").


                           a)       SPRINT-Provided  Access  to  SAVVIS  Company
                                    Sites.


                                    SPRINT will waive  non-recurring and monthly
                                    recurring  COC and ACF  charges  for  SAVVIS
                                    Company Sites requiring  SPRINT-provided  56
                                    Kbps,  T-1, T-3, OC3 and OC12 Domestic local
                                    access   lines.   SPRINT   will   waive  any
                                    termination  liability for early termination
                                    of  Domestic  56  Kbps  or T1  local  access
                                    lines.  If Customer  terminates any Domestic
                                    T3 local  access  line before the end of the
                                    applicable access line Order term,  Customer
                                    will  pay   SPRINT   an  early   termination
                                    liability unless Customer orders,  within 10
                                    days  of  requesting   the   disconnect,   a
                                    Domestic  SPRINT  T3  or  greater  bandwidth
                                    local  access  line  using  the same  access
                                    provider  and with an Order term equal to or
                                    greater  than  the  replaced  access  line's
                                    order  term.  Customer  will pay  SPRINT any
                                    early  termination  liabilities  assessed by
                                    the  domestic   local  access   provider  if
                                    Customer terminates OC3c or OC12 domestic local access liens before the expiration of the applicable access line Order term.

                           b)       SPRINT-Provided  Access to  SAVVIS  Customer
                                    Sites.


                                    SPRINT will charge  Customer the  applicable
                                    amounts set forth herein for SPRINT-provided
                                    access to SAVVIS Customer Sites. SPRINT will
                                    waive any  termination  liability  for early
                                    termination  of Domestic 56 Kbps or T1 local
                                    access  lines.  If Customer  terminates  any
                                    Domestic T3 local access line before the end
                                    of the  applicable  access  line Order term,
                                    Customer    will   pay   SPRINT   an   early
                                    termination    liability   unless   Customer
                                    orders, within 10 days of requesting the disconnect, a Domestic SPRINT T3 or greater bandwidth local access line using the same access provider and with an Order term equal to or greater than the replaced access line's order term. Customer will pay SPRINT any early termination liabilities assessed by the domestic local access provider if Customer terminates any OC3 or OC12 domestic access lines before the expiration of the applicable access line Order term.

                                   1. 56 Kbps and T1 Local Access Lines to SAVVIS Customer Sites. SPRINT will charge Customer the fixed non-recurring and monthly recurring charges in the applicable amount below for SPRINT-provided 56 Kbps and T1 local access lines to SAVVIS Customer Sites.

                                             (a)      SPRINT-provided   56  Kbps
                                                      local   access   lines  to
                                                      SAVVIS Customer Sites.

                                   ---------------------------------------------------------------------------------
                                          Access
                                         Bandwidth                        MRC                          NRC
                                   ---------------------------------------------------------------------------------
                                   56 Kbps                Tariff 8 Non-Term MRC Rate with      [**]
                                                          [**]Discount.
                                   ---------------------------------------------------------------------------------


                                            (b)      SPRINT-provided T1 local access to SAVVIS Customer Sites.

                                   ------------------------------------------------------------------------------------
                                        Access        Non-Term Tariff 8 MRC Rate
                                       Bandwith                                             MRC                NRC
                                   ------------------------------------------------------------------------------------

                                   T1                 Up to [**]                   Tariff 8 Non-Term Rate  [**]
                                   ------------------------------------------------------------------------------------
                                   T1                 [**]                         [**]                    [**]
                                   ------------------------------------------------------------------------------------

                                   T1                 [**]                         [**]                    [**]
                                   ------------------------------------------------------------------------------------

                                   T1                 [**]                         [**]                    [**]
                                   ------------------------------------------------------------------------------------

                                   T1                 [**]                         [**]                    [**]
                                   ------------------------------------------------------------------------------------

                                   T1                 Greater than [**]            Tariff 8 Non-Term Rate  [**]
                                   ------------------------------------------------------------------------------------


                                            (c)      The  rates   and   discount
                                                     percentages   in   Table  6
                                                     below  apply if the  SAVVIS
                                                     Customer  Site  NPA-NXX (i)
                                                     is in  one  of  the  LATA's
                                                     listed  column 2 of Table 2
                                                     below.

                                                     TABLE 2.

                           --------------------------------------------------------------
                           (1)                                   (2)
                           City Name/State                       LATA
                           --------------------------------------------------------------
                           Atlanta, GA                           [**]
                           --------------------------------------------------------------
                           Boston, MA                            [**]
                           --------------------------------------------------------------
                           Chicago, IL                           [**]
                           --------------------------------------------------------------
                           Dallas, TX                            [**]
                           --------------------------------------------------------------
                           Denver, CO                            [**]
                           --------------------------------------------------------------
                           Houston, TX                           [**]
                           --------------------------------------------------------------
                           Los Angeles, CA                       [**]
                           --------------------------------------------------------------
                           Miami, FL                             [**]
                           --------------------------------------------------------------
                           Minneapolis, MN                       [**]
                           --------------------------------------------------------------
                           New York, NY                          [**]
                           --------------------------------------------------------------
                           San Francisco, CA                     [**]
                           --------------------------------------------------------------
                           Seattle, WA                           [**]
                           --------------------------------------------------------------
                           Washington DC with Baltimore, MD      [**] & [**]
                                                                 (Baltimore Only)
                           --------------------------------------------------------------

                                    TABLE 6.

    ------------------------------------------------------------------------------------------------------
                                                                                              Customer
    Circuit Bandwidth     Access MRC      Access NRC     ACF MRC/ ACF    COC MRC / COC NRC   Connection
                                                              NRC                              Fee MRC
    ------------------------------------------------------------------------------------------------------
    DS3                 Individual      Individual      Waived/ Waived   [**] MRC/          Waived
                        Case Basis -    Case Basis -                     Waived NRC
                        WinNewt         WinNewt
    ------------------------------------------------------------------------------------------------------
    OC3                 Individual      Individual      Waived/ Waived   [**] MRC/          Individual
                        Case Basis      Case Basis                       Waived NRC         Case Basis
    ------------------------------------------------------------------------------------------------------

[**] CONFIDENTIAL TREATMENT REQUESTED

                                             (d)      The rates in Table 8 below
                                                      apply   if   the    SAVVIS
                                                      Customer   Site   is   not
                                                      covered    under   Section
                                                      B.2(a) above.

                                    TABLE 8.

---------------------------------------------------------------------------------------------------------------------
                                            IXC        IXC Per Mile           Customer                      ADF/
Circuit          Access        Access       Fixed MRC  MRC           IXC      Connection  ACF      COC      COC
Bandwidth        MRC           NRC                                   NRC      Fee         MRC      MRC      NRC
---------------------------------------------------------------------------------------------------------------------
DS3              Individual    Individual   [**]       [**]Per       Waived   Waived      Waived   Waived   Waived
                 Case Basis-   Case Basis-             Mile with
                 WinNewt       WinNewt                 [**]Minimum
---------------------------------------------------------------------------------------------------------------------
OC3c             Individual    Individual   [**]       [**]Per       Waived   Individual  Waived   Waived   Waived
                 Case Basis    Case Basis              Mile with              Case Basis
                                                       [**]Minimum
---------------------------------------------------------------------------------------------------------------------

                  2.)      Customer-Provided Access ("CPA").


                           a)       Customer-Provided  Access to SAVVIS  Company
                                    Sites.

                                    SPRINT will charge  Customer  the  following
                                    charges  for  Customer-provided   access  to
                                    SAVVIS Company Sites. Local access providers under Customer-provided access arrangements are subject to SPRINT's approval.

                                    1.      Customer-Provided     Access      to
                                            SPRINT's  POP over a Common Entrance
                                            Facility.

                                            SPRINT will waive  non-recurring and
                                            monthly recurring  Entrance Facility
                                            charges  ("EFC") and COC charges for
                                            SAVVIS   Company   Sites   requiring
                                            Customer-provided 56 Kbps, T-1, T-3,
                                            OC3c   and   OC12    Local    Access
                                            Facilities  to  Sprint's  POP over a
                                            common entrance facility.

                                    2.      Customer-Provided     Access      to
                                            SPRINT's  LEC   Serving  Wire Center
                                            over a Common Entrance Facility.

                                            The rates in Table 1 below apply for
                                            COC and ECF for SAVVIS Company Sites
                                            requiring Customer-provided 56 Kbps,
                                            T-1, T-3, OC3c and OC12 Local Access
                                            Facilities  to SPRINT's  LEC Serving
                                            Wire Center  over a Common  Entrance
                                            Facility:

[**] CONFIDENTIAL TREATMENT REQUESTED


                                                        TABLE 1.

                        ---------------------------------------------------------------------------
                                         COC           COC                            EFC
                        Speed            MRC           NRC           EFC MRC          NRC
                        ---------------------------------------------------------------------------

                        56 Kbps          Waived        Waived        [**]             Waived
                        ---------------------------------------------------------------------------

                        T-1              Waived        Waived        [**]             Waived
                        ---------------------------------------------------------------------------

                        DS3              Waived        Waived        [**]             Waived
                        ---------------------------------------------------------------------------

                        OC3c             Waived        Waived        [**]             Waived
                        ---------------------------------------------------------------------------

                        OC12             Waived        Waived        [**]             Waived
                        ---------------------------------------------------------------------------



                           (b)      Customer-Provided  Access to SAVVIS Customer
                                    Sites.


                                    SPRINT will charge  Customer  the  following
                                    for   Customer-provided   access  to  SAVVIS
                                    Customer Sites. Local access providers under Customer-provided access arrangements are subject to SPRINT approval.

                                    1.       Customer-Provided     Access     to
                                             SPRINT's POP over a Common Entrance
                                             Facility.

                                             (a)     56 Kbps and T1 Local Access
                                                     Facilities     to    SAVVIS
                                                     Customer Sites.

                                                     SPRINT      will      waive
                                                     non-recurring  and  monthly
                                                     recurring   EFC   and   COC
                                                     charges for SAVVIS Customer
                                                     Sites             requiring
                                                     Customer-provided  56  Kbps
                                                     or   T-1    Local    Access
                                                     Facilities  to SPRINT's POP
                                                     over  a   common   entrance
                                                     facility.

                                             (b)     T3 and  OC3c  Local  Access
                                                     Facilities     to    SAVVIS
                                                     Customer Sites.

                                                     The  rates in Table 2 below
                                                     apply  for  COC and ECF for
                                                     SAVVIS    Customer   Sites,
                                                     located    in   the   LATAs
                                                     detailed   in  Table  2  of
                                                     Section 2.b.2.a., requiring
                                                     Customer-provided   T3   or
                                                     OC3c      Local      Access
                                                     Facilities  to SPRINT's POP
                                                     over  a   common   entrance
                                                     facility.

                                                 TABLE 2.
                         -----------------------------------------------------------------
                         Circuit Bandwidth   COC              COC           EFC
                                             MRC              NRC           MRC/NRC
                         -----------------------------------------------------------------
                         T-3                 [**]             Waived        Waived
                         -----------------------------------------------------------------
                         OC3c                [**]             Waived        Waived
                         -----------------------------------------------------------------

                                    2.       Customer-Provided     Access     to
                                             SPRINT's  LEC  Service  Wire Center
                                             over a Common Entrance Facility.

                                             (a)     56 Kbps and T1 Local Access
                                                     Facilities     to    SAVVIS
                                                     Customer Sites.

                                             (b)     The  rates in Table 3 below
                                                     apply  for  COC and ECF for
                                                     SAVVIS    Customer    Sites
                                                     requiring Customer-provided
                                                     56 Kbps or T1 Local  Access
                                                     Facilities  to SPRINT's LEC
                                                     Serving  Wire Center over a
                                                     common entrance facility.

                                                            TABLE 3.
                         --------------------------------------------------------------------------------
                         Circuit Bandwidth   COC              COC           EFC            EFC
                                             MRC              NRC           MRC            NRC
                         --------------------------------------------------------------------------------
                         56 Kbps             [**]             Waived        [**]           Waived
                         --------------------------------------------------------------------------------
                         T-1                 [**]             Waived        [**]           Waived
                         --------------------------------------------------------------------------------

                                             (c)     T3 and  OC3c  Local  Access
                                                     Facilities     to    SAVVIS
                                                     Customer Sites.


                                                     The  rates in Table 4 below
                                                     apply  for  COC and ECF for
                                                     SAVVIS    Customer    Sites
                                                     located    in   the   LATAs
                                                     detailed   in  Table  2  of
                                                     Section 2.b.2.a., requiring
                                                     Customer-provided   T3   or
                                                     OC3c      Local      Access
                                                     Facilities  to SPRINT's LEC
                                                     Serving  Wire Center over a
                                                     common entrance facility.

                                                            TABLE 4.
                         --------------------------------------------------------------------------------
                         Circuit Bandwidth   COC              COC           EFC            EFC
                                             MRC              NRC           MRC            NRC
                         --------------------------------------------------------------------------------
                         T-3                 [**]             Waived        [**]           Waived
                         --------------------------------------------------------------------------------
                         OC3c                [**]             Waived        [**]           Waived
                         --------------------------------------------------------------------------------

21. ALL OTHER TERMS AND CONDITIONS IN THE AGREEMENT, NOT AMENDED ABOVE, WILL REMAIN IN EFFECT. THIS AMENDMENT AND ANY INFORMATION CONCERNING ITS TERMS AND CONDITIONS ARE SPRINT'S PROPRIETARY INFORMATION AND ARE GOVERNED BY THE PARTIES' NONDISCLOSURE AGREEMENT. ANY CHANGE TO THIS AMENDMENT IS SUBJECT TO WRITTEN ACCEPTANCE BY A SPRINT OFFICER. TO BECOME EFFECTIVE, THIS AMENDMENT MUST BE:

A.       Signed by an authorized representative of Customer;

  [**] CONFIDENTIAL TREATMENT REQUESTED

          B.      Delivered to SPRINT on or before May 31, 2000; and

          C.      Signed by a SPRINT officer or authorized designee.



SAVVIS COMMUNICATIONS                           SPRINT COMMUNICATIONS
CORPORATION                                     COMPANY L.P.

By: /s/ James Mori                              By: /s/ Kevin Kunkel
    ----------------------------------------        ---------------------------

Name: James Mori                                Name: Kevin Kunkel
     ---------------------------------------          -------------------------
Title: EVP GM Americas                          Title: VP
       -------------------------------------           ------------------------

Date: 5/24/00                                   Date: 7-10-00
      --------------------------------------          -------------------------